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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2003

BRUKER BIOSCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
40 Manning Road Billerica, MA 01821 (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (978) 663-3660

Bruker Daltonics Inc.
(former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits
Number	Description
99.1	Bruker BioSciences Corporation press release dated August 6, 2003.

Item 12. Results of Operations and Financial Condition

        On August 6, 2003, Bruker BioSciences Corporation (formerly Bruker Daltonics Inc.) announced its results of operations for the quarter ended June 30, 2003. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

        The information provided in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER BIOSCIENCES CORPORATION (Registrant)
Date: August 6, 2003	By:	/s/ LAURA FRANCIS Laura Francis Chief Financial Officer and Treasurer

Exhibit Index

Number	Description
99.1	Bruker BioSciences Corporation press release dated August 6, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition
SIGNATURES
  Exhibit Index